EXHIBIT 99.2
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12802 RGM
)
XYBERNAUT SOLUTIONS, INC.	)
	)	Chapter 11
Debtor.	)
)

MONTHLY OPERATING REPORT	Calendar Month Aug 1, 2005 to Aug 31, 2005
FINANCIAL BACKGROUND INFORMATION
     1. ACCOUNTING BASIS: Cash ☐ Accrual ☑
     2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.
     Ed Maddox, President XSI, 11591 Greenwich Point Road, Reston Va 20194
     Vincent Mencher, Temporary Accounting Support, Acsys, Inc. 12120 Sunset Hills Road, Reston, Va 20190
     Elizabeth Norton, Temporary Accounting Support, Acsys, Inc. 12120 Sunset Hills Road, Reston, Va 20190
     3. NUMBER OF EMPLOYEES paid during this period: 20
     4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes ☐ No ☑. If yes, explain below:

     5. Are all BUSINESS LICENSES current? Yes ☑ No ☐ Not Applicable ☐
     6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$537,612.60

Collected this Period	$339,586.39

Ending Balance	$198,026.21

     7. POST -PETITION ACCOUNTS RECEIVABLE:

0-30 Days: $ 423,593.65	31-60 Days: $ 15,000.00	Over 60 Days: $ 0.00
     If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.
     NONE
     8. POST –PETITION ACCOUNTS PAYABLE:

0-30 Days: $ 47,744.69	31-60 Days: $ 40,733.95	Over 60 Days: $ 0.00

     If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

PAYEE	AMOUNT	COMMENT
8618 Westwood Center Drive	$10,828.86	Lease will be automatically rejected.
Dennis Dyer	$11,274.14	Delay caused by oversight, reduced accounting staff - paid on 9/13
PM Expressions	$11,520.00	Delay caused by oversight, reduced accounting staff - paid on 9/13
Primus	$53.64	Delay caused by oversight, reduced accounting staff - paid on 9/13
Southwestern Bell	$110.01	Delay caused by oversight, reduced accounting staff - paid on 9/13
Doug Werner	$17,776.16	Delay caused by oversight, reduced accounting staff - paid on 9/13
     9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes ☐ No ☑. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.
All taxes are paid by Xybernaut Corporation, Xybernaut Solutions, Inc’s parent company who is co-filing on this case. Xybernaut Corporation’s operations report will address the company’s current tax status.
     10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes ☑ No ☐ If no, explain:
     11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes ☑ No ☐ Explain: The books and records are being maintained — however due to a complete turnover in our accounting staff, and the current use of temporary replacements, we have not yet closed our August books. It is anticipated that it will take until the end of September to close and reconcile the August figures. The figures in this report reflect the most current trial balance for August.
     12. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Type	Policy #	Policy Dates
Auto	93256759	3/31/05-3/31/06
Fire
General Liability	35392595	3/31/05-3/31/06
Excess/Umbrella Liability	79781303	3/31/05-3/31/06
Workers Comp	71714215	3/31/05-03/31/06
Errors & Omissions	35392595	3/31/05-3/31/06
     13. ACTIONS OF DEBTOR. During the last month, did the debtor:
(A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ☐ No ☑ Explain:

(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes ☑ No ☐ Explain:
     14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes ☐ No ☑ Explain:
     15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary)

	Frequency of	Amount	Next	Post-Petition
	Payments per	of Each	Payment	Pmts. No Made
Creditor	Contract (mo. Qtr)	Payments	Due	No. Amt.
NONE
     16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary):

Professional	Service	Amount
NONE
     17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $ 0.00
     18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: September 20, 2005		DEBTOR-IN-POSSESSION

Name/Title:	/s/Edward P. Maddox, President	Xybernaut Solutions, Inc.

Address: 11591 Greenwich Pt. Rd		12701 Fair Lakes Circle, Suite 160,
	Reston, Va 20194	Fairfax, Va 22033
Phone: 703-654-3595

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	) )	Case No. 05-12802 RGM
XYBERNAUT SOLUTIONS, INC.	)
	)	Chapter 11
)
Debtor.	)
Cash Disbursements Summary Report
Calendar Month Ending August 31, 2005

Total Disbursements from Operating Account	(See Note 1)	447,147.19

Total Disbursements from Payroll Account	(See Note 2)	158,942.06

Total Disbursements from Tax Escrow Account	(See Note 3)	- N/ A -

Total Disbursements from any other Account	(See Note 4)	- N/ A -

Grand Total Disbursements from all Accounts		606,089.25
Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.
Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)
ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH DEBTOR- IN-POSSESSION ACCOUNT.

In re: Xybernaut Solutions, Inc.                            Case Number: 05-12802
BALANCE SHEET
As of August 31, 2005

Current Assets
Cash	$251,425.91
Pre-Petition Accounts Receivable	198,026.21
Post-Petition Accounts Receivable	438,593.65
Receivables from Officers	—
Employees, Affiliates
Note Receivables	—
Inventory	—
Other Current Assets:
Due to / From Xybernaut	423,799.16
Unbilled Accounts Receivable	372,769.34
Prepaid Other	21,141.01
Accounts Receivalbe Other XSI	337.00
Employee Advances	(287.00)
Total Current Assets		1,705,808.28

Fixed Assets
Land	$—
Buildings	—
Equipment, Furniture & Fixtures	425,790.48
Less Accumulated Depreciation	(341,878.93)
Total Fixed Assets		83,911.55

Other Assets
Retainage	22,738.00
Deposits	6,750.10
Total Other Assets		29,488.10

Total Assets		1,819,207.93

Post-Petition Liabilities
Accounts Payable	88,478.64
Salaries Payable	71,809.20
Commissions Payable	332.64
Accrued Vacation	74,035.76
Accrued Rent & Storage	16,236.13
Taxes Payable	207.66
Accrued Interest
Deferred Revenue	139,015.01
Total Post-Petition Liabilities		390,115.04

Pre-Petition Liabilities
Priority Claims	21,888.15
Secured Debts	0.00
Unsecured Debtor	26,523.99
Total Pre-Petition Liabilities	48,412.14

Owners Equity (Deficit)
Capital Stock or Owner Investment	15,849.68
Paid In Capital Surplus	605,059.88

Retained Earnings (Deficit)
Pre-Petition	762,123.22
Post-Petition	2,352.03
Total Owners Equity		1,380,680.75

Total Liabilities and Owner’s Equity		1,819,207.93

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12802 RGM
)
XYBERNAUT SOLUTIONS, INC.	)
	)	Chapter 11
Debtor.	)
MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month August 1 to August 31, 2005
(All figures refer to post-petition transactions)

	This Month	Year to Date
(A) Total Sales/Income (A)	258,738.75	258,738.75
Cost of Sales
Beginning Inventory	—	—
Purchases of Inventory	—	—
Less Ending Inventory	—	—
Direct Labor (Gross Salaries)	62,972.11	62,972.11
Purchased Services	47,201.54	47,201.54

(B) Total Cost of Sales (B)	110,173.65	110,173.65

(C) Gross Profit (C= A-B)	148,565.10	148,565.10

Operating Expenses

Officers Salaries (Gross)	15,416.68	15,416.68
Other Employee Salaries (Gross)	28,108.26	28,108.26
Taxes (Payroll: Employer’s Share)	9,925.81	9,925.81
Employee Benefits (Insurance, Pension, Plan, etc. Employer’s Share)	32,256.06	32,256.06
Advertising	—	—
Bad Debts	—	—
Depreciation and Amortization	5,670.15	5,670.15
Entertainment	—	—
Insurance (Real Estate)	—	—
Insurance (Other)	182.01	182.01
Interest (Mortgage, Loans, etc.)	—	—
Leases (other than Rent)	—	—
Outside Services & Contractors	11,984.71	11,984.71
Professional Fees (Attorney, Accountant)	—	—
Rent and leases	8,629.10	8,629.10
Repairs and Maintenance	—	—
Supplies	642.94	642.94
Taxes (Real Property)	—	—
Taxes (Other)	—	—
Telephone	1,438.41	1,438.41
Travel	6,269.17	6,269.17
Utilities	—
U.S. Trustees Quarterly Fee

Case Number 05-12802                                          Period Ending                      Income Statement Page 2

	This Month		Year to Date
Other Operating Expenses
Overnight Delivery	523.27		523.27
Bank Fees	338.26		338.26
_______________________________
_______________________________

(D) Total Operating Expenses (D)	118,751.34		121,384.83

(E) Profit/Loss from operations (E= C-D)	29,813.76		27,180.27

Other Income (Expenses)

Interest Income
Interest Expense	(	)	(	)

________________________
________________________
________________________
________________________

Extraordinary Items – In (Out)

_________________________
_________________________
_________________________
_________________________

(F) Total Other Income/Expense & Extraordinary Items (F)	—		—

(G) Income Before Taxes (G= E+F)	29,813.76		27,180.27

(H) Income Tax Expense (H)

(I) Net Income (Loss) (I= G-H)	29,813.76		27,180.27

NOTE:	Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Case to this Report.

In re: Xybernaut Solutions, Inc.	Case Number: 05-12802
CASH RECONCILIATION REPORT
(Business Debtor, Accrual Basis)
Calendar Month Ending August 31, 2005
(All figures refer to post-petition transactions)

	Operating Account	Totals
(A) Beginning Cash Balance (A)		78,791.75

(B) Net Income, (line (I), Form 9-BA) (B)		27,180.27

Add Expenses Not Requiring Cash Depreciation:	4,498.02

(C) Sub-Total (C)		4,498.02
(D) Cash from Operations (D = B + C)		31,678.29
Other Sources (Uses) of Cash:

Sources (Uses)
Decrease (Incr.) – Accounts Receivable	139,534.08
Decrease (Incr.) – Due to / From Xybernaut, Inc.	(32,480.79)
Decrease (Incr.) – Prepaid & Other Current Assets	4,715.47
Decrease (Incr.) – Equipment	1,420.80
Decrease (Incr.) – Furniture & Fixtures	—
Decrease (Incr.) – Software	—
Decrease (Incr.) – Payroll Account	(2,205.67)
Increase (Decr) – Accounts Payable	24,213.62
Increase (Decr) – Accrued Interest	0.00
Increase (Decr) – Accrued P/R Taxes

Increase (Decr) – Accrued Prof. Fees

Increase (Decr) – Accrued Rent	8,629.10
Increase (Decr) – Accrued Salaries	2,497.10
Increase (Decr) – Accrued Commissions	(10,013.76)
Increase (Decr) – Accrued Vacation	11,947.74

Increase (Decr) – Accrued Sales Taxes

Increase (Decr) – Notes Payable – Banks
Increase (Decr) – Notes Payable – other	(17,407.53)

Increase (Decr) – Deferred Revenue

Increase (Decr) – (Less) Unrecorded bank service charges

(E) Total other Sources (Uses) of Cash (E)		130,850.16

(F) Ending Cash Balance (F= A+D+E)		241,320.20

(G) Balance per Bank Statement (G)		270,585.21
(H) Less Outstanding Checks (H)	29,265.01
(I) Add Deposits in Transit (I)

(J) Reconciled Bank Balance {J=(G-H) +I}		241,320.20

Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.

In re: Xybernaut Solutions, Inc.	Case Number: 05-12802
CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month Ending August 31, 2005
(All figures refer to post-petition transactions)

	Payroll	Tax
	Account	Account
(A) Beginning Cash Balance (A)

Cash Receipts:	7,900.04

Transfers from Operating Account	156,140.84
Transfers from Payroll Account
Other —

(B) Total Cash Receipts (B)	156,140.84

(C) Cash Available (C= A+B)	164,040.88

Cash Disbursements:

Gross Payroll for this period $146,747.00

Employee Benefits paid
Net Payroll Paid	7,623.84
Transfers to Tax Account	103,955.21

Taxes deposited or paid during period
Employee’s share of FICA Tax	9,143.26
Employer’s share of FICA Tax	9,143.26
Employee’s Federal Income Tax	17,234.00
Employee’s State Income Tax	5,147.18
Unemployment Tax	795.21
Unrecorded Bank Service Charges	0.00
Other:	893.31

(D) Total Disbursements (D)	153,935.27

(E) Ending Cash Balance (E= C-D)	10,105.61

(F) Balance per Bank Statement (F)	14,010.05

(G) Less Outstanding Checks (G)	3,904.44

(H) Add Deposits in Transit	0.00

(I) Reconciled Bank Balance {I = (F-G) +H]	10,105.61

Ending Cash Balance (E) and Reconciled Bank Balance (I) should